EXHIBIT 2


                             GRAFF PAY-PER-VIEW INC.
                    1994 AMENDED EMPLOYEES' STOCK OPTION PLAN


     1. THE PLAN. This 1994 Employees' Stock Option Plan (the "Plan") is intended to encourage ownership of stock of Graff Pay-Per-View Inc. (the "Corporation") by specified employees of the Corporation and its subsidiaries and to provide additional incentive for them to promote the success of the business of the Corporation.

     2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 14 hereof, the total number of shares of Common Stock, par value $.01 per share, of the Corporation (the "Stock") which may be issued pursuant to Incentive Stock Options (as hereinafter defined) and non-incentive stock options granted under the Plan (the "Options") shall be 750,000. Such shares of Stock may be, in whole or in part, either authorized and unissued shares or treasury shares as the Board of Directors of the Corporation (the "Board") shall from time to time determine. If an Option shall expire or terminate for any reason without having been exercised in full, the unpurchased shares covered thereby shall (unless the Plan shall have been terminated) again be available for Options under the Plan.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered in all respects by a committee (the "Committee") composed of at least two non-employee members of the Board who are designated by the Board, each of whom shall be a "disinterested person" within the meaning of Rule 16b-3 promulgated by the Securities and Exchange Commission, as the same (or any successor regulation thereto) may be in effect from time to time, which Committee shall have plenary authority, in its discretion, to determine the employees of the Corporation and its subsidiaries and the Additional Grantees (as that term is defined in section 4 hereof) to whom Options shall be granted ("Optionees"), the number of shares to be subject to each Option (subject to the provisions of Paragraph 2) and the terms of each Option. The Committee shall also have plenary authority, subject to the express provisions of the Plan, to interpret the Plan, to prescribe, amend and rescind any rules and regulations relating to the Plan and to take such other action in connection with the Plan as it deems necessary or advisable. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted thereunder shall be final, and no member of the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted thereunder.

     4. PERSONS ELIGIBLE FOR OPTIONS. All employees of the Corporation or its subsidiaries, including all employees who are also directors of the Corporation, shall be eligible for Options. In making the determination as to employees to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the duties of the respective employees, their present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan. In addition, non-employee service providers to the Company, including consultants and non-employee directors ("Additional Grantees"), shall be eligible for Options. Except as otherwise provided for in this Section 4 and in Section 16 hereof, the terms and provisions of this Plan shall be applicable to Options granted to the Additional Grantees. In making the determination as to Additional Grantees to whom Options shall be granted and as to the number of shares to be covered by such Options, the Committee shall take into account the services provided by such Additional Grantee and his or her duties, their present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

     5. TERM OF PLAN. The Plan shall terminate on, and no Options shall be granted after, March 20, 2004, provided that the Board may at any time terminate the Plan prior thereto.

     6. MAXIMUM OPTION GRANT. With respect to Options which are intended to qualify as Incentive Stock Options, the aggregate fair market value (determined as of the time the Option is granted) of the Stock with respect to which Incentive Stock Options granted to any employee (whether under this Plan or under any other stock option plan of the Corporation) become exercisable for the first time in any year may not exceed $100,000. The number of shares of Stock for which any employee may be granted Options under the Plan not treated as Incentive Stock Options shall be unlimited.

     7. OPTION PRICE. Each Option shall state the option price, which shall be, in the case of Incentive Stock Options, not less than 100% of the fair market value of the Stock on the date of the granting of the Option, nor less than 110% in the case of an Incentive Stock Option granted to an individual who, at the time the Option is granted, is a 10% Holder (as hereinafter defined). The fair market value of shares of Stock shall be determined by the Committee and shall be the mean between the high bid and low asked prices of the Stock on the date of the granting of the Option as reported by the National Quotation Bureau, Inc. or any similar organization.

     8. TERM OF OPTIONS. The term of each Option shall be for a maximum of ten years from the date of granting thereof, and a maximum of five years in the case of an Incentive Stock Option granted to a 10% Holder, but may be for a lesser period or be subject to earlier termination as hereinafter provided.

      9. EXERCISE OF OPTIONS.

         (a) An Option may be exercised from time to time as to any part or all of the Stock to which the Optionee shall then be entitled subject to any vesting schedule which may be set by the Committee at the time such Option is granted; provided, however, that an Option may not be exercised (i) as to less than 100 Shares at any time (or for the remaining Shares then purchasable under the Option, if less than 100 Shares), (ii) in the case of an Optionee who is, at time of grant of the Options, subject to Section 16 of the Securities and Exchange Act of 1934, as amended, prior to the expiration of six months from date of grant except in the case of the death or disability of the Optionee,
(iii) unless the Optionee shall have been in the continuous employ of the Corporation or its subsidiaries from the date of the granting of the Option to the date of its exercise, except as provided in Paragraphs 13 and 14, (iv) after termination of Optionee's service by reason of his or her dishonesty or wrongful conduct, and (v) until such Optionee executes and delivers, in form satisfactory to the Committee, a written representation to the effect that he or she is acquiring the stock for investment and not with the intent of distributing the same (unless such stock shall be appropriately registered under the Securities Act of 1933 or exempt from registration).

         (b) The purchase price of the Stock issuable upon exercise of an Option shall be paid in full at the time of the exercise thereof (i) in cash or certified or bank check, (ii) by the transfer to the Corporation of shares of its Stock with a fair market value (as determined by the Committee) equal to the purchase price of the Stock issuable upon exercise of such Option, or (iii) by the surrender to the Corporation of Options with a fair market value (as determined by the Committee) equal to the purchase price of the Stock issuable upon exercise of such Option, or (iv) with the approval of the Committee in its sole discretion, in cash or by certified or bank check a sum equal at least to the par value of the Stock, with the remainder of the purchase price satisfied by the issuance of an interest-bearing promissory note or notes, in a form and having terms, including rate of interest, satisfactory to the Committee in its sole discretion.

         (c) The holder of an Option shall not have any rights as a stockholder with respect to the Stock issuable upon exercise of an Option until certificates for such Stock shall have been delivered to him after the exercise of the Option.

     10. NON-TRANSFERABILITY OF OPTIONS. An Option shall not be transferable otherwise than by will or the laws of descent and distribution and is exercisable during the lifetime of the employee only by him or his guardian or legal representative.

     12. FORM OF OPTION. Each Option granted pursuant to the Plan shall be evidenced by an agreement (the "Option Agreement") which shall clearly identify the status of the Options granted thereunder (I.E., whether an Incentive Stock Option or non-incentive stock option) and which shall be in such form as the Committee shall from time to time approve. The Option Agreement shall comply in all respects with the terms and conditions of the Plan and may contain such additional provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee shall deem advisable.

     13. TERMINATION OF EMPLOYMENT. In the event that the employment of an Optionee shall be terminated (otherwise than by reason of death), such Option shall be exercisable (to the extent that such Option was exercisable at the time of termination of his employment) at any time prior to the expiration of a period of time not exceeding three months after such termination, but not more than ten years (five years in the case of an Incentive Stock Option granted to a 10% Holder) after the date on which such Option shall have been granted. Nothing in the Plan or in the Option Agreement shall confer upon the Optionee any right to be continued in the employ of the Corporation or its subsidiaries or interfere in any way with the right of the Corporation or any subsidiary to terminate or otherwise modify the terms of Optionee's employment, provided, however, that a change in Optionee's duties or position shall not affect such Optionee's Option so long as such Optionee is still an employee of the Corporation or its subsidiaries.

     14. DEATH OF OPTIONEE. In the event of the death of an Optionee, any unexercised portion of this Option shall be exercisable (to the extent that such Option was exercisable at the time of his death) at any time prior to the expiration of a period not exceeding three months after his death (or, in the case of an Option which is not an Incentive Stock Option, three months after the appointment and qualification of Optionees legal representative) but not more than ten years (five years in the case of an Incentive Stock Option granted to a 10% Holder) after the date on which such Option shall have been granted and only by such person or persons to whom such deceased Optionee's rights shall pass under such Optionee's will or by the laws of descent and distribution.

     15. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. In the event of changes in the outstanding Stock of the Corporation by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combinations or exchanges of shares, separations, reorganizations or liquidations, the number and class of shares or the amount of cash or other assets or securities available upon the exercise of any Option granted hereunder, the exercise price therefor, the maximum number of Shares as to which Options may be granted to an employee and the total number of shares which may be issued upon exercise of Options under this Plan shall be correspondingly adjusted, to the end that the Optionee's proportionate interest in the Corporation, any successor thereto or in the cash, assets or other securities into which Shares are converted or exchanged, and the cost thereof, shall be maintained to the same extent, as near as may be practicable, as immediately before the occurrence of any such event. All references in this Plan to "Stock" from and after the occurrence of such event shall be deemed for all purposes of this Plan to refer to such other class of shares of shares or securities issuable upon the exercise of Options granted pursuant hereto.

     16. SPECIAL PROVISIONS FOR OPTIONS GRANTED TO ADDITIONAL GRANTEES AND TO FORMER EMPLOYEES.

         (a) The provisions of this Section 16 shall be applicable only to Options granted to Additional Grantees and to options held by former employees of the Company on the date their employment by the Company is terminated ("Former Employees") and to the extent inconsistent with any other provision of this Plan, this Section 16 shall control.

         (b) Only non-Incentive Stock Options may be granted to an Additional Grantee or held by a Former Employee.

         (c) The Committee shall, in its reasonable discretion, determine the period of time during which an Option granted to an Additional Grantee or Former Employee shall be exercisable up to a maximum of 10 years from the date of grant. In making the determination as to the period of exercisability for Options granted to Additional Grantees and Former Employees, the Committee shall take into account the services provided by such Additional Grantee or Former Employee and his or her duties, their past, present and potential contributions to the success of the Corporation and such other factors as it shall deem relevant in connection with accomplishing the purposes of the Plan.

         (d) The Committee may, in its reasonable discretion, (i) vest options of Former Employees which are not vested on the date their employment by the Company terminates and (ii) retroactively amend the terms of options granted to Former Employees to provide for the continued exercisability of such options for such period of time as the Committee may reasonably determine in its discretion 2222without regard to whether such or Former Employee is continuing to render services to the Company.

         (e) The Option Agreement which evidences an Option granted to an Additional Grantee or Former Employee shall indicate that it is a non-Incentive Stock Option and which is subject to the terms and provisions of the Plan as modified by this Section 16.

     17. SHAREHOLDER APPROVAL. This Plan is subject to and no Options shall be exercisable hereunder until after the approval of this Plan by the holders of a majority of the Stock of the Corporation voting at a duly held meeting of the stockholders of the Corporation within twelve months after the date of the adoption of the Plan by the Board.

     18. AMENDMENT OF THE PLAN. The Board shall have complete power and authority to modify or amend the Plan (including the form of Option Agreement) from time to time in such respects as it shall deem advisable; provided, however, that the Board shall not, without the approval of the votes represented by a majority of the votes represented by the outstanding common voting equity of the Corporation present or represented at a meeting duly held in accordance with the applicable laws of the Corporation's jurisdiction of incorporation and entitled to vote at a meeting of stockholders or by the written consent of shareholders owning stock representing a majority of the votes of the Corporation's outstanding stock, (i) increase the maximum number of shares which in the aggregate are subject to Options under the Plan (except as provided by Paragraph 14), (ii) extend the term of the Plan or the period during which Options may be granted or exercised, (iii) reduce the Option price, in the case of Incentive Stock Options, below 100% (110% in the case of an Incentive Stock Opti2222on granted to a 10% Holder) of the fair market value of the Stock issuance upon exercise of Options at the time of the granting thereof, other than tochange the manner of determining the fair market value thereof,
(iv) materially increase the benefits accruing to participants under the Plan, or (v) modify the requirements as to eligibility for participation in the Plan. No termination or amendment of the Plan shall, without the consent of the individual Optionee, adversely affect the rights of such Optionee under an Option theretofore granted to him or under such Optionee's Option Agreement.

     19. TAXES. The Corporation may make such provisions as it may deem appropriate for the withholding of any taxes which it determines is required in connection with any Options granted under the Plan. The Corporation may further require notification from the Optionees upon any disposition of Stock acquired pursuant to the exercise of Options granted hereunder.

     20. CODE REFERENCES AND DEFINITIONS. Whenever reference is made in this Plan to a section of the Internal Revenue Code (Code"), the reference shall be to said section as it is now in force or as it may hereafter be amended by any amendment which is applicable to this Plan. The term "subsidiary" shall have the meaning given to the term "subsidiary corporation" by Code Section 425(f). The terms "Incentive Stock Option" and "ISO" shall have the meanings given to them by Code Section 422. The term "10% Holder" shall mean any person who, for purpose of Code Section 422 owns more than 10% of the total combined voting power of all classes of stock of the employer corporation or of any subsidiary corporation.